UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): June 26, 2015

QKL STORES INC.

(Exact name of registrant as specified in charter)

Delaware	033-10893	75-2180652
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4 Nanreyuan Street

Dongfeng Road

Sartu District

163300 Daqing, PRC

(Address Of Principal Executive Offices) (Zip Code)

(011) 86-459-460-7825

(Registrant’s Telephone Number, Including Area Code)

_____________________________________

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 26, 2015, QKL Stores Inc. (the "Company") held the Company’s 2015 Annual Meeting of Shareholders (the “Annual Meeting”). The voting at the Annual Meeting was as follows:

1.	Election of Directors

Nominee	For	Against	Withheld	Broker Non-Votes
Zhuangyi Wang	880,293	0	20,873	0
Xishuang Fan	880,167	0	20,998	0
Cheng Kam Ho	838,747	0	62,418	0
Tsz Fung Philip Lo	838,742	0	62,423	0
Jingyuan Gao	838,747	0	62,418	0

2.	Ratification of Albert Wong & Co. LLP as the Company’s Independent Auditors

For	Against	Abstain	Broker Non-Votes
1,108,178	185,100	0	0

3.	Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
885,629	14,761	775	392,113

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QKL STORES INC.

By:	/s/ Tsz-Kit Chan
Name: Title:	Tsz-Kit Chan Chief Financial Officer

Date: June 29, 2015